CERTAIN RISKS	12 Months Ended
Dec. 31, 2012
CERTAIN RISKS
Concentration Risk Disclosure [Text Block]

3. CERTAIN RISKS

a)    Significant risks and uncertainties

        The Group operates in a dynamic and high risk real estate industry and is susceptible to fluctuations in the real estate market in the PRC, and the property market in the PRC is at an early stage of development and is volatile, which could have a material adverse effect on the Group's business, financial condition and results of operations.

b)    PRC regulations

        The Chinese market in which the Group operates poses certain macro-economic and regulatory risk and uncertainties. These uncertainties extend to the ability of the Group to conduct business in the real estate sector in the PRC. Though the PRC has, since 1978, implemented a wide range of market-oriented economic reforms, continued reforms and progress towards a full market-oriented economy are uncertain. In addition, the real estate industry remains highly regulated. Restrictions are currently in place and are unclear with respect to which segments of this industry foreign owned entities, like the

Group may operate. The Chinese government may issue from time to time new laws or new interpretations on existing laws to regulate areas such as real estate. Regulatory risk also encompasses the interpretation by the tax authorities of current tax laws and the Group's legal structure and scope of operations in the PRC, which could be subjected to further restrictions which could result in severe limits to the Group's ability to conduct business in the PRC.

        The real estate market in the PRC is typically affected by changes in government policies regarding the real estate industry, the financial market and other related areas. The PRC government has in the past adopted various administrative measures to restrain what it perceived as unsustainable growth in the real estate market, particularly when the real estate market in China has experienced rapid and significant growth. The PRC real estate market could experience a prolonged downturn in the future, which could have a material adverse impact on the Group's business, financial condition and results of operations.

c)     Concentration of credit risk

        Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of cash and cash equivalents, cash in bank-time deposits, restricted cash and accounts receivable.

        The Group's cash and cash equivalents, cash in bank-time deposits and restricted cash are deposited with several major financial institutions in the PRC. The Group has not experienced any losses on its deposits of cash and cash equivalent, cash in bank-time deposits, and its restricted cash.

        The Group is exposed to counterparty credit risk in the event of non-performance by counterparties to various agreements and sales transactions. The Group manages such risk by evaluating the financial position and creditworthiness of such counterparties. As of December 31, 2011 and 2012, there were no significant concentrations of credit risk with any individual counterparty or group of counterparties. Concentrations of credit risk associated with receivables are considered minimal due to the Group's diverse customer base.

d)    Foreign currency risk

        The RMB is not freely convertible into foreign currencies. The State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into other currencies. Cash and cash equivalents of the Group denominated in US$ included aggregate amounts of US$7.1 million and US$0.7 million, as of December 31, 2011 and 2012, respectively.